UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  January 6, 2005
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                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-13703                                13-3995059
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     (Commission File Number)             (IRS Employer Identification No.)

        11501 Northeast Expressway
          Oklahoma City, Oklahoma                    73131
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 (Address of Principal Executive Offices)         (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events.

               The information set forth in the press release issued by Six Flags, Inc. on January 6, 2005 (relating to the pricing of the Company's offering of $195.0 million aggregate principal amount of its 9-5/8% senior notes due 2014, all of the net proceeds of which will be used to redeem all of the Company's outstanding 9 1/2% senior notes due 2009 (the "2009 Notes") that have not been previously called for redemption), attached hereto as Exhibit 99.1, is incorporated herein by reference.

               In addition, on January 7, 2005, the Company called for redemption, in accordance with the terms of the indenture governing the 2009 Notes, all of the remaining outstanding 2009 Notes that have not been previously called for redemption.

Item 9.01      Financial Statements and Exhibits.

(c)      Exhibits

          99.1     Press Release of Six Flags, Inc., dated January 6, 2005.







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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIX FLAGS, INC.



                                  By:  /s/ James F. Dannhauser
                                      ------------------------------------------
                                      Name:    James F. Dannhauser
                                      Title:   Chief Financial Officer

Date:  January 11, 2005







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
                                  EXHIBIT INDEX

Exhibit No.           Description
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  99.1                Press Release, dated January 6, 2005.









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